UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K
                            Amendement No. 1

                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) November 30, 2010

                        Razor Resources, Inc.
        (Exact name of registrant as specified in its charter)

          Nevada                    000-51973                   N/A
(State or other jurisdiction of  (Commission File Number)  (IRS Employer
   incorporation)                  Identification No.)

            3001-1600 Glenarm Street, Denver CO     80202
        (Address of principal executive offices)   (Zip Code)

  Registrant's telephone number, including area code (303) 506-1633


    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))




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Explanatory Note:
This Amendment No. 1 to our Current Report on Form 8-K is being filed to include the correct format for a Form 8-K filed with the Securities and Exchange Commission on November 30, 2010.



2

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

November 29, 2010   RAZOR RESOURCES INC.
("Razor Resources Inc." or the "Company") announces the appointment of Sam Nastat as President and Director. Mr. Nastat has been involved with the resource sector of the capital markets for over 20 years.He has spent 14 years as director of oilfield project development, and in the 1990's he operated the Tule Canyon Mine in Gold Point Nevada. Mr. Nastat has served as a private client group consultant at Merrill Lynch where he garnered extensive experience in IPO and new venture funding. His direct operational experience within the resource sector, and general business acumen will prove to be a valuable asset to Razor Resources Inc.

The Company also wishes to announce the resignation of both Mr.
Kelly Fielder from his position as President, CEO, and Director, and Mr. Paul Gladston from his position as Director.

Forward-Looking Statements
This current report contains "forward-looking statements," as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, including but not limited to, continuing production from the "Clavo Rico Mine," or the generation of positive cash flow as a result, updating of the corporate website or the availability of an independent geological report outlining the concessions, their production, and their potential.

Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with mineral exploration and difficulties associated with obtaining financing on acceptable terms. We are not in control of gold prices and these could vary to make development uneconomic. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that the beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that such beliefs,plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our most recent annual report for our last fiscal year, our quarterly reports, and other periodic reports filed from time-to-time with the Securities and Exchange Commission.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAZOR RESOURCES, INC.

/s/ Sam Nastat
Sam Nastat
President

Date: November 30, 2010



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